Environmental and Legal Matters	12 Months Ended
Sep. 30, 2012
Environmental and Legal Matters [Abstract]
Environmental and Legal Matters Disclosure [Text Block]
Environmental and Legal Matters

Government Regulation and Environmental Matters – The operations of the Company, like those of other companies engaged in the Household Products and Personal Care businesses, are subject to various federal, state, foreign and local laws and regulations intended to protect the public health and the environment. These regulations relate primarily to worker safety, air and water quality, underground fuel storage tanks and waste handling and disposal. The Company has received notices from the U.S. Environmental Protection Agency, state agencies and/or private parties seeking contribution, that it has been identified as a “potentially responsible party” (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act, and may be required to share in the cost of cleanup with respect to eight federal “Superfund” sites. It may also be required to share in the cost of cleanup with respect to state-designated sites or other sites outside of the U.S.

Accrued environmental costs at September 30, 2012 were $19.9, of which $4.5 is expected to be spent in fiscal 2013. It is difficult to quantify with certainty the cost of environmental matters, particularly remediation and future capital expenditures for environmental control equipment. Nevertheless, based on information currently available, the Company believes the possibility of material environmental costs in excess of the accrued amount is remote.

Certain of the Company’s products are subject to regulation by the United States Food and Drug Administration (FDA), including tampons and sun care products.

Legal Proceedings – The Company and its subsidiaries are parties to a number of legal proceedings in various jurisdictions arising out of the operations of the Company's businesses. Many of these legal matters are in preliminary stages and involve complex issues of law and fact, and may proceed for protracted periods of time. The amount of liability, if any, from these proceedings cannot be determined with certainty. However, based upon present information, the Company believes that its liability, if any, arising from such pending legal proceedings, asserted legal claims and known potential legal claims which are likely to be asserted, are not reasonably likely to be material to the Company's financial position, results of operations, or cash flows, taking into account established accruals for estimated liabilities.

In January 2011, Munchkin, Inc. commenced an action against a subsidiary of the Company in the United States District Court for the Central District of California seeking a declaration that certain Munchkin, Inc. advertising claims were valid and alleging false advertising claims by the Company.  A jury trial resulted in an adverse verdict in July 2012 in the amount of approximately $13.5 million.  As a result of the jury verdict, the Company recorded an accrual of $13.5 million as of June 30, 2012. In September 2012, the court ordered a new trial with respect to the claims on which the jury awarded damages, which set aside the previous jury verdict. Based on this development and our current assessment of the matter, the Company reversed the previously established litigation reserve.

In October 2012, after receiving five reports from consumers, the Company announced a voluntary market withdrawal of certain continuous spray Banana Boat sun care products due to a potential risk of product igniting on the skin if contact was made with a source of ignition before the product was completely dry.  The Company is voluntarily removing these products from retail outlets because of this potential safety concern. The Company has provided for the costs associated with the voluntary withdrawal in its fiscal 2012 financial statements, and is unable to determine with any degree of certainty what, if any, other liabilities may arise.